SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant To Section 13 Or 15 (d) Of The Securities Exchange Act Of 1934
         Date of Report (Date of earliest event reported): May 13, 1997

                              THE YORK GROUP, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     0-28096                 76-0490631
-------------------------------      ------------           ----------------
(State or other jurisdiction of      (Commission            (I.R.S. employer
 incorporation or organization)      File Number)        Identification number)

     9430 OLD KATY ROAD, HOUSTON , TEXAS                     77055
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   (Address of principal executive offices)               (Zip Code)

                                 (713) 984-5500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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Item 2.  Acquisition or Disposition of Assets.

On May 13, 1997, The York Group, Inc. ("York"), through a wholly-owned subsidiary corporation, acquired all of the outstanding stock of West Point Casket Company, Inc. ("West Point"), a manufacturer and distributor of metal and cloth-covered caskets, and Dixie Vault Company, Inc., a manufacturer and marketer of steel burial vaults and wholly-owned subsidiary of West Point. A copy of the Agreement and Plan of Merger is attached hereto as Exhibit 2.1.

The purchase price for the foregoing transaction was approximately $17,000,000, consisting of 493,331 shares of York common stock, par value $.01 per share, and approximately $7,800,000 in cash.

Item 7.  Financial Statements and Exhibits

        (a)     Financial Statements of the Company Acquired.

                Financial statements required pursuant to this item and the requirements of the Securities and Exchange Act of 1934 will be filed by amendment to this form within sixty days after the date on which this form must be filed as permitted by Item 7 (a) (4) of Form 8-K.

        (b)     Pro Forma Financial Information.

                Financial statements required pursuant to this item and the requirements of the Securities and Exchange Act of 1934 will be filed by amendment to this form within sixty days after the date on which this form must be filed as permitted by Item 7 (b) (2) of Form 8-K.

        (c)     Exhibits.

                Exhibit 2.1 Agreement and Plan of Merger dated as of February 11, 1997 by and among The York Group, Inc., York Acquisition Corp. II, West Point Casket Company, Inc., Howard Joe Trulove, The Dillard Eugene Trulove Trust A and The Dillard Eugene Trulove Trust B. The Exhibits and Schedules to this document have not been filed herewith; the Registrant agrees to furnish supplementary such Exhibits and Schedules to the Securities and Exchange Commission upon its request.

                Exhibit 2.2 Letter Agreement dated April 22, 1997 between The York Group, Inc. and West Point Casket Company, Inc.

                Exhibit 2.3 Closing Agreement dated May 13, 1997 by and among The York Group, Inc., York Acquisition Corp. II, West Point Casket Company, Inc., Howard Joe Trulove, The Dillard Eugene Trulove Trust A and The Dillard Eugene Trulove Trust B. The Exhibits to this document have not been filed herewith; the Registrant agrees to furnish supplementary such Exhibits to the Securities and Exchange Commission upon its request.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


May 23, 1997                  THE YORK GROUP, INC.

                              By: /s/ DAVID F. BECK
                                      David F. Beck
                                      Vice President and Chief Financial Officer
                                      (Principal Financial Officer and Duly
                                      Authorized Officer)

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                                  EXHIBIT INDEX

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EXIBIT
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Exhibit 2.1     Agreement and Plan of Merger dated as of February, 11,
                1997 by and among The York Group, Inc., York Acquisition Corp. II, West Point Casket Company, Inc., Howard Joe Trulove, The Dillard Eugene Trulove Trust A and The Dillard Eugene Trulove Trust B.

Exhibit 2.2 Letter Agreement dated April 22, 1997 between The York Group, Inc. and West Point Casket Company, Inc.

Exhibit 2.3 Closing Agreement dated May 13, 1997 by and among The York Group, Inc., York Acquisition Corp. II, West Point Casket Company, Inc., Howard Joe Trulove, The Dillard Eugene Trulove Trust A and The Dillard Eugene Trulove Trust B.

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